Exhibit 99.2

DASEKE ANNOUNCES COOPERATION AGREEMENTS WITH LYONS CAPITAL AND DON DASEKE

Appoints Grant Garbers to Board of Directors

Company to Repurchase Three Million Shares of Stock

ADDISON, Texas, January 5, 2021 (GLOBE NEWSWIRE) -- Daseke, Inc. (NASDAQ: DSKE) (“Daseke” or the “Company”), the largest flatbed, specialized transportation and logistics solutions company in North America, announced today that it reached separate agreements with Lyons Capital, LLC and its affiliates (together “Lyons Capital”), who hold approximately 5% of the Company’s common stock, and with Don Daseke and his affiliates (together, “Mr. Daseke”), who hold approximately 28% of the Company’s common stock, regarding the membership and composition of the Board of Directors of the Company (the “Board”).

Under the terms of the agreement with Lyons Capital, the Company appointed Grant Garbers to its Board, effective January 1, 2021, and will nominate Mr. Garbers for election to the Board at the Company’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). Kevin Charlton stepped down from the Board effective January 1, 2021.

Under the terms of the agreement with Mr. Daseke, the Company has agreed to re-nominate Mr. Daseke for election to the Board at the 2021 Annual Meeting and Mr. Daseke has agreed to support the Company’s Omnibus share plan and the Board at that annual meeting. The Company has also agreed to implement a stock buy-back program and to purchase at least three million shares of Daseke common stock on the timeline set forth in the agreement.

Brian Bonner, Chairman of the Board, commented, “We are pleased to have reached these agreements with Lyons Capital and with Mr. Daseke. We look forward to continuing our constructive relationship with these two large shareholders and appreciate their support for continuing our improvement initiatives and the execution of our current strategy.”

Mr. Bonner continued, “On behalf of the Board, I would also like to welcome Grant Garbers to Daseke. Grant has significant transportation knowledge and experience, having served as a special advisor and board member of the Roadmaster Group, which was acquired by Daseke in late 2017. Grant’s industry expertise and his extensive capital markets experience will be valuable to the Board as we continue to execute on our strategy and deliver returns for our shareholders.”

“I am very excited to join the Daseke Board,” said Grant Garbers. “Daseke’s business momentum is clear, its operating businesses are performing well, and I believe Daseke will further extend its leadership position in the coming years. I look forward to contributing to Daseke’s growth, as the company works to achieve its vision.”

Mr. Bonner said, “The Board and I believe Daseke is extremely well positioned to grow and succeed in 2021 and beyond. We are thankful for Kevin’s contributions to Daseke’s recent performance and strategy development.”

The cooperation agreements with Lyons Capital and Mr. Daseke contain, among other provisions, standstill and voting covenants and will be included as exhibits to the Company’s Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”). Further details regarding the 2021 Annual Meeting will be included in the Company’s definitive proxy materials, which will be filed with the SEC and provided to all Daseke shareholders at a later date.

Other Developments

Separately, the Company announced the retirement of its Chief Executive Officer, Christopher Easter, today and indicated that the Company anticipates its financial and operational performance during Q4 2020 to be in-line with analyst consensus estimates. More information concerning these developments are available in a separate press release issued this morning and will be included in the Company’s Current Report on Form 8-K to be filed with the SEC.

About Grant Garbers

Grant Garbers has been a Managing Director of Harrison Co., a middle market investment banking firm, since June of 2020. Prior to that, Mr. Garbers spent the past 13 years with Capstone Headwaters and its predecessor company Headwaters MB as a Managing Director in its Industrial Technology Practice with the same responsibilities. Mr. Garbers has served both private and public companies across a diverse group of industries such as transportation, medical, consumer products and industrial technology. Mr. Garbers started his career in risk management at Fred S. James before entering the financial services sector. Mr. Garbers served as an independent director of Roadmaster Group, Inc. from 2010 to December of 2017 when it was acquired by Daseke, Inc. Mr. Garbers holds a B.B.A. degree from The University of Georgia and successfully completed the Mergers and Acquisitions Executive Education Program at the Wharton School of Business.

About Daseke, Inc.

Daseke, Inc. is the largest flatbed and specialized transportation and logistics company in North America. Daseke offers comprehensive, best-in-class services to many of the world’s most respected industrial shippers through experienced people, a fleet of more than 5,000 tractors and 11,500 flatbed and specialized trailers. For more information, please visit www.daseke.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology. Information regarding the Company’s expected financial and operational performance during Q4 2020 are forward-looking statements. Forward-looking statements may also include statements about the Company’s goals, including its restructuring actions and cost reduction initiatives; the Company’s financial strategy, liquidity and capital required for its business strategy and plans; the Company’s competition and government regulations; general economic conditions; and the Company’s future operating results.

These forward-looking statements are based on information available as of the date of this release, and current expectations, forecasts and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, readers are cautioned not to place undue reliance on the forward-looking statements.

The effect of the COVID-19 pandemic may remain prevalent for a significant period of time and may continue to adversely affect the Company’s business, results of operations and financial condition even after the COVID-19 pandemic has subsided and “stay at home” mandates have been lifted. The extent to which the COVID-19 pandemic impacts the Company will depend on numerous evolving factors and future developments that it cannot predict. There are no comparable recent events that provide guidance as to the effect the COVID-19 global pandemic may have, and, as a result, the ultimate impact of the pandemic is highly uncertain and subject to change. Additionally, the Company will regularly evaluate its capital structure and liquidity position. From time to time and as opportunities arise, the Company may access the debt capital markets and modify its debt arrangements to optimize its capital structure and liquidity position.

Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic and business risks, such as downturns in customers’ business cycles and disruptions in capital and credit markets, the impact to the Company’s business and operations resulting from the COVID-19 pandemic, the Company’s ability to execute and realize all of the expected benefits of its integration, business improvement and comprehensive restructuring plans, the Company’s ability to complete planned or future divestitures successfully, the Company’s ability to adequately address downward pricing and other competitive pressures, driver shortages and increases in driver compensation or owner-operator contracted rates, loss of senior management or key operating personnel, our ability to realize intended benefits from its recent or future acquisitions, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, the Company’s ability to generate sufficient cash to service all of the Company’s indebtedness, restrictions in its existing and future debt agreements, increases in interest rates, changes in existing laws or regulations, including environmental and worker health safety laws and regulations and those relating to tax rates or taxes in general, the impact of governmental regulations and other governmental actions related to the Company and its operations, litigation and governmental proceedings, and insurance and claims expenses. You should not place undue reliance on these forward-looking statements. For additional information regarding known material factors that could cause our actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the SEC, available at www.sec.gov, including Daseke’s most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q, particularly the section titled “Risk Factors.”

Investor Relations:

Alpha IR Group
Joseph Caminiti or Chris Hodges
312-445-2870
DSKE@alpha-ir.com